                                                                   EXHIBIT 10.15


                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615


PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
SUCH PORTIONS ARE DESIGNATED "[***]."

                  RESEARCH COLLABORATION AND OPTION AGREEMENT
                  -------------------------------------------

          This Research Collaboration and Option Agreement (the "Agreement"), shall be effective as of June 8th, 2000 (the "Effective Date") between Emisphere
                                              --------------
Technologies, Inc., a Delaware corporation ("Emisphere"), and Eli Lilly and
                                             ---------
Company, an Indiana corporation ("Lilly").
                                  -----

          WHEREAS, Emisphere is engaged in the research and development of proprietary synthetic chemical compounds that enable the delivery of therapeutic macromolecules and other compounds that are not currently deliverable by oral means or by certain non-oral means (including all related patents, patent applications and Know-How presently owned by Emisphere and all patents, patent applications, and Know-How relating to inventions developed by Emisphere pursuant to the Program [Program and Know-How both defined below], the "Emisphere Technology"); and
 --------------------

          WHEREAS, Lilly produces, or is engaged in research to produce, therapeutic macromolecules and other compounds that are not currently deliverable by oral means or by certain non-oral means;

          WHEREAS, Emisphere and Lilly entered into a Research Collaboration and Option Agreement (the "Original Agreement") dated and effective as of February 26, 1997;

          WHEREAS, the Original Agreement provided Lilly with an option to execute exclusive license agreements for Oral PTH and Oral HGH (each as defined in the Original Agreement) and to thereby also contemporaneously extend options to execute similar agreements for Non-Oral PTH and Non-Oral HGH (each as defined in the Original Agreement);

          WHEREAS, on April 7, 1998, Lilly and Emisphere executed License Agreements, the "1998 Oral PTH License Agreement" and the "1998 Oral HGH License Agreement, reflecting the exercise of the Oral PTH and Oral HGH Options (as defined in the Original Agreement) as well as the contemporaneous extension of the Non-Oral PTH and Non-Oral HGH Options;
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          WHEREAS, the Original Agreement provided Lilly with a first right of refusal ("Right of First Refusal") to use Emisphere Technology for certain additional compounds;

          WHEREAS, the Right of First Refusal under the Original Agreement has expired and is no longer relevant to a continuing research collaboration between Emisphere and Lilly;

          WHEREAS, Emisphere and Lilly desire to continue a research collaboration relevant to the Oral PTH License Agreement and the Oral HGH License and to otherwise update the Original Agreement, including adoption of new work plans and budgets reflecting the current research intentions of the parties ("Work Plans");

          WHEREAS, the current market assumptions and projections used by Lilly relating to the potential for injectible PTH provide an opportunity of at least that based on the assumptions used at the time of the Original Agreement when considering risk, stage of development, competition, and evolution of market strategies;

          NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                  ARTICLE  I

                               RESEARCH PROGRAM

1.1  Collaboration. Lilly and Emisphere hereby agree to continue their
     -------------
collaboration on research and development programs (the "Programs") to research
                                                         --------
the use of the Emisphere Technology for oral delivery (the "Oral Route") of
                                                            ----------
parathyroid hormone molecule and human growth hormone molecules [* * *] (excluding calcitonin) and human growth hormone molecules (not to include secretagogues) and mimetics ("PTH" and "HGH"), as well as to study the potential
                              ---
for the Emisphere Technology to improve non-oral administration routes, including, but not limited to, the injectable (sub-cutaneous, intra-venous, intra-muscular, intra-peritoneal and depot), buccal, nasal, ocular, pulmonary, transdermal and vaginal administration routes (the "Non-Oral Routes") of
                                                    ---------------
proteins all as more specifically set forth in the PTH and HGH Work Plans, attached hereto as Exhibits A and C [* * *]. Emisphere will make available to Lilly access to all Emisphere Technology relevant for the Program.

1.2  Program Management. Lilly and Emisphere shall establish a steering
     ------------------
committee (the "Steering Committee"). The function of the Steering Committee
                ------------------
shall be to
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                                                              SEC File No. 10615

                                                                               3

review and approve the Programs, such approval not to be unreasonably withheld after the initial programs have been agreed to by the parties. The Steering Committee is not intended to replace any internal management procedures of either party or continued and close collaboration by the parties with respect to the Programs. Rather, it is intended to be a vehicle to ensure that the Programs proceed in a timely, coordinated, and well-planned fashion. It shall be made up of up to [* * *] members, with an equal number appointed by each of Lilly and Emisphere and with a central contact person appointed by each party. Each party hereto shall name one member to be a co-chairperson of the Steering Committee. Within thirty (30) days of execution of this agreement, the Steering Committee will meet to review and approve the initial HGH Work Plan (Exhibit C). On at least a quarterly basis, the Steering Committee shall meet, to review progress and approve modifications to the PTH Work Plan (Exhibit A), and review progress and changes to the HGH Work Plan (Exhibit C) as appropriate. The Steering Committee shall keep minutes of its meetings, shall act by a majority vote of its members and shall be responsible for the development and implementation of the PTH Work Plan. In the event the Steering Committee is unable to reach resolution on any issue, such issue shall be resolved in a timely manner in accordance with the procedures defined in this agreement. Finally, meetings of the Steering Committee will alternate between Emisphere's designated facility and Lilly's designated facility. Each party will bear all expenses associated with attendance of its own employees at such meetings held at the other party's designated facility. Work on the Steering Committee (including attendance of its meetings) by Emisphere employees shall be included in the Programs' work compensated by Lilly pursuant to Section 1.4 below. It is anticipated that almost all FTE's and subcontractors doing work under the HGH Work Plan will be provided by Emisphere.

1.3  Term; Termination; Damages.
     --------------------------

     (a) This Agreement shall continue in effect until expiration or termination of the 1998 Oral PTH License Agreement and the 1998 Oral HGH License Agreement (the "Term");
                ----

          (b) Either party may terminate this Agreement upon written notice to the other party that such party has breached this Agreement if, within sixty
(60) days of receipt of such notice such breach has not been cured. [* * *]. Should Lilly terminate this agreement, not due to Emisphere's breach, then the 1998 Oral PTH and HGH License Agreements shall also be immediately terminated. If Emisphere terminates due to Lilly's breach, then the License Agreements also shall terminate.

          (c) In the event of termination, the parties will issue a joint press release which states the facts of the termination of the Agreement, and if the termination was
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not due to the Emisphere Technology, that Lilly will continue to evaluate the
Emisphere Technology with respect to other Lilly proteins.

     (d) Termination or expiration of this Agreement shall not affect the rights and obligations of the parties accrued hereunder prior to termination or expiration. To avoid doubt, it is hereby confirmed that termination of this Agreement by Lilly because of a breach by Emisphere shall not affect Lilly's options as set forth in Article II. To further avoid doubt, if Emisphere terminates this Agreement because of a breach by Lilly, Lilly's unexercised rights under Articles II shall be terminated. Termination of this Agreement shall not affect the licenses set forth in the 1998 Oral License Agreements except as set forth in Article 1.3 (b)(whether Lilly or Emisphere is the terminating party).

1.4  Payments.
     --------

     (a) Lilly shall pay Emisphere [* * *] for activities and any third party work conducted by Emisphere in accordance with the then-current Work Plans. Payments shall be made by wire transfer of immediately available funds within thirty (30) days of receipt by Lilly of a detailed quarterly invoice setting forth expenses incurred pursuant to the Work Plans. Emisphere will invoice Lilly within 30 days of the end of each calendar quarter.

     (b) "Full Time Employee" is defined as an Emisphere employee having at least a Bachelors Degree in science, or experience equivalent thereto [* * *]. "Project Effort" is defined as the percentage of a Full Time Employee's scientific effort that is devoted exclusively to a Program. Scientific work on or directly related to the Programs to be performed by Emisphere can include, but is not limited to, experimental laboratory work, recording and writing up results, reviewing literature and references, holding scientific discussions, managing and leading scientific staff, and carrying out Program management duties or such other activities as may be appropriate to the conduct of the Programs. An "FTE" is defined as the aggregate of individual Project Effort that equates to 100%. For example, a Full Time Employee that devotes 100% of Project Effort and another Full Time Employee that devotes 50% Project Effort equate to
1.5 FTE's. [* * *].

     (c) [* * *]. Emisphere shall, further, maintain records in reasonable detail and in accordance with generally accepted accounting principles ("GAAP") of all monies paid by Emisphere for research under the Programs and shall provide Lilly, within forty-five (45) days of the end of each semi-annual period, with a report stating the dollar amount of funds supplied by Lilly that were expended on research activities during the six month period for which the report is made, using Emisphere's standard
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                                                                               5

project accounting procedures, and such supporting details as are reasonably required by Lilly. Lilly shall be entitled to any tax credits due on account of research and development expenses, to the extent permitted by law, for the Programs' funds paid by Lilly. Also, Lilly may have the costs of research and development programs audited in accordance with Section 4.19.

     (d) Lilly shall pay to Emisphere within thirty (30) days of the effective date of this Agreement, [* * *].

     (e) Lilly shall pay to Emisphere within thirty (30) days of the effective date of this Agreement, [* * *].

1.5  Ownership of Data and Technology.
     --------------------------------

     (a)  "Know-How" means all trade secrets, confidential scientific, technical
           --------
and medical information, data and expertise from time to time developed, produced, created or acquired by Lilly or Emisphere, as appropriate, either prior to the Effective Date and pertaining to the Programs or during the term and in the course of carrying out the Programs, including, but not limited to, unpatented inventions, discoveries, theories, plans, ideas or designs (whether or not reduced to practice). To the extent that any of the items listed above are acquired by either Emisphere or Lilly, they shall only fall within the definition of Know-How hereunder to the extent to which there are no obligations or restrictions in respect of such items which would prohibit disclosure or use by Lilly or Emisphere, as appropriate.

     (b) Except as set forth in Sections 1.5(f) and (g) below, Emisphere shall own all patents, patent applications and Know-How relating to the Emisphere Technology to the extent that Lilly and/or Emisphere invents and/or develops same during the course of and as part of the Programs, including, but not limited to, any Lilly Improvements.

     (c) It will not be Lilly's responsibility or intent to develop new synthetic chemical compounds that enable the delivery of therapeutic macromolecules and other compounds that are not currently deliverable by oral means or by certain non-oral means (the "Carriers") as part of the Programs. Any new Carriers or inventions which are closely related to the Emisphere Technology (as it exists as of the Effective Date) that arise, in whole or in part, out of suggestions, recommendations or discussions held between Emisphere and Lilly scientists shall be Emisphere Technology.

     (d)  "Lilly Improvement" shall be an improvement to Emisphere's then-
           -----------------
existing Emisphere Technology made by a Lilly employee as part of the Program.
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     (e)  If Lilly makes recommendations, suggestions and/or has discussions with Emisphere scientists that lead to a material addition to Emisphere Technology pursuant to Section 1.5 (c) above, or Lilly obtains a material Lilly Improvement, Lilly will receive for any given protein (the "Chosen Protein"),
                                                            --------------
provided that the addition to Emisphere Technology and/or Lilly Improvement at issue is applicable to the Chosen Protein(s), the right to license all Emisphere Technology and the Lilly Improvement for the Chosen Protein(s) at Lilly's discretion in accordance with any one of the following milestone/royalty schedules (the "Chosen Protein Right"):
                --------------------

                  [* * *]

                  [* * *]

                  [* * *]

                  [* * *]

                  [* * *]

                  [* * *].

The Chosen Protein(s) shall not include HGH or PTH. The Chosen Protein Right shall apply to [* * *]. Lilly shall not be permitted to choose [* * *].

The parties agree to negotiate in good faith whether or not an addition to Emisphere Technology or a Lilly Improvement is material, taking into account the size of the potential market and the value of the reduced payments to Emisphere. [* * *]

                  [* * *]


                  [* * *]


                  [* * *]


                  [* * *]
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                                                              SEC File No. 10615

                                                                               7


                  [* * *]


                  [* * *]


                  [* * *]


                  [* * *].


     (f) Lilly shall own all patents, patent applications and Know-How relating to the therapeutic uses (specifically excluding Carrier delivery systems) of PTH, HGH or any of its other proteins, to the extent that Lilly or Emisphere invents same during the course of the Programs.

     (g) Lilly shall [* * *]. If for reasons other than a decision not to commercialize (i.e., for technical or other business reasons, not for competitive reasons) the corresponding Product (as defined in Article II), Lilly does not exercise any of the Options (as also defined in Article II) granted pursuant to Article II, below, or terminates this Agreement under Article 1.3, or terminates the Oral HGH License Agreement under Article 1.9, except for Emisphere's breach, then Emisphere shall have the right to [* * *] all data generated by Lilly utilizing Emisphere Technology [* * *]. If because of its determination not to commercialize (for competitive, as opposed to technical or other business reasons) a Product Lilly fails to exercise any of the Options granted pursuant to Article II, below, then Emisphere shall have the same right to [* * *] Lilly's data set forth above. However, Emisphere's use of those data under such circumstances shall be [* * *]. Emisphere shall own any data that it or its subcontractors generates during the Programs.

     (h) With respect to patents, patent applications and Know-How invented and/or developed by Emisphere or Lilly during the course of the Programs, and to the extent the ownership of such patents, patent applications and Know-How is not established in Sections 1.5(b), (c), (f) or (g), above, ownership of such patents, patent applications and Know-How shall be as follows:

               i) if made solely by an employee of Emisphere, Emisphere shall own such patents, patent applications and Know-How;

                                                    Confidentiality Requested by
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                                                                               8

               ii) if made solely by an employee of Lilly, Lilly shall own such patents, patent applications and Know-How;

               iii) if made jointly by employees of Lilly and Emisphere, Lilly and Emisphere shall each own an undivided one-half interest in such patents, patent applications and Know-How.

1.6  Patent Applications - Emisphere. Emisphere agrees to undertake diligent
     -------------------------------
efforts to file patent applications, to the extent it deems advisable, within sixty (60) days of the Effective Date for the existing Emisphere Technology in any country listed in Exhibit B attached hereto in which it does not hold a patent, provided the filing of any such patent applications is not barred by local law. In pursuing patent protection for Emisphere Technology made pursuant to the Programs, Lilly Improvements and/or any inventions that fall within
Section 1.5(h)(i), above, Emisphere will use the same diligence it would apply to the pursuit of such protection for other discoveries of similar importance. Prior to the contemplated filing date, Emisphere shall make a diligent effort to submit to Lilly a substantially completed draft of any patent application Emisphere intends to file for inventions made pursuant to the PTH or HGH Work Plan (including any subsequent amendments) and that relate to the oral delivery of PTH or HGH. Emisphere will make reasonable efforts to adopt Lilly's promptly made suggestions, when appropriate in Emisphere's opinion, regarding any such draft. Furthermore, Emisphere will confer with Lilly regarding the prosecution of pending patent applications and make reasonable efforts to adopt Lilly's promptly made suggestions, when appropriate in Emisphere's opinion, regarding the prosecution of such patent applications. [* * *].

[* * *] shall bear all costs of preparing, filing, prosecuting and maintaining any patent applications and patents relating to the Emisphere Technology, Lilly Improvements and/or any inventions that fall within Section 1.5(h)(i), above. Should Emisphere not wish to file, prosecute, maintain or issue any patent application, or maintain a patent issuing from any such patent application, in any particular country, Emisphere will so notify Lilly of its intentions. At Emisphere's election, Lilly shall then have the right to file, prosecute, issue and maintain such patent application or maintain such patent in the name of Lilly. Such patent application or patent, further, shall be owned by Lilly and shall not be considered Emisphere Technology or a Lilly Improvement. Under no circumstances, however, shall Emisphere fail to file, prosecute, maintain or issue any patent application, or maintain a patent issuing from such application, in any particular country unless Lilly consents to such failure on the part of Emisphere (such consent not to be unreasonably withheld) or the right to file, prosecute, maintain and/or issue any such patent application or patent has been granted to Lilly.
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                                                                               9

1.7  Patent Applications - Joint Inventions. With respect to any inventions that
     --------------------------------------
fall within Section 1.5(h)(iii), above, Emisphere will prepare and file patent applications on behalf of both parties and will diligently prosecute same. Prior to the contemplated filing, Emisphere shall submit substantially completed drafts of such patent applications to Lilly for approval, which approval shall not be unreasonably withheld or delayed. In the event of an imminent statutory bar to patenting, Emisphere shall have the right to file a patent application, for the invention on which a patent would be barred, without first receiving approval from Lilly, in order to preserve the patent rights to such invention. Lilly and Emisphere shall equally bear the cost of preparing, filing prosecuting and maintaining any patent applications and patents falling within this Section
1.7. Should Emisphere not wish to file, prosecute, maintain or issue any patent application falling within this Section 1.7, or maintain a patent issuing from any such patent applications, in any particular country, Emisphere, at its election, will grant Lilly any necessary authority to file, prosecute, maintain or issue such patent application, or maintain such a patent, in the name of Lilly. However, in such case, the title and ownership of such patent application or patent for such country shall be assigned to Lilly. Likewise, should Lilly not wish to file, prosecute, maintain or issue any patent application falling with this Section 1.7, or maintain a patent issuing from such patent applications, in any particular country, Lilly, at its election, will grant Emisphere any necessary authority to file, prosecute, issue and maintain such patent application, or maintain such a patent, in the name of Emisphere. However, in such case, the title and ownership of such patent application or patent for such country shall be assigned to Emisphere.

1.8  Patent Applications - Cooperation. Each party shall cooperate with the
     ---------------------------------
other in completing any patent applications on Emisphere Technology, Lilly Improvements, therapeutic uses of PTH and HGH or any of Lilly's other proteins/peptides or inventions falling within Section 1.5(h)(iii) to the extent the non-filing party has information reasonably relevant to the preparation or prosecution of such patent applications. Further, each party shall cooperate in executing and delivering any instrument required to assign, convey or transfer to the other party its interest in Emisphere Technology, Lilly Improvements, therapeutic uses of PTH, HGH or any other of Lilly's proteins/peptides or inventions falling within Section 1.5(h)(iii) should such assignment, conveyance or transfer be required by the terms of this Agreement.

1.9 Upon presentation by Emisphere to Lilly of final Phase I clinical activities relating to the HGH Work Plan in Exhibit C in a mutually agreed to format, Lilly shall have sixty (60) days to decide whether to continue with the Oral HGH Program or terminate the Oral HGH License Agreement.

[* * *]
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                                                                              10

                                  ARTICLE  II

                                    OPTIONS

2.1  Exercised Options. As of the Effective Date of this Agreement, Lilly has
     -----------------
exercised the following options (the "Exercised Options"):
                                                -------

     (a)  An option (the "Oral PTH Option") to an exclusive worldwide (the
                          ---------------
"Territory") license to make and use the Emisphere Technology to develop
 ---------
products (the "Oral PTH Products") to deliver PTH by the Oral Route. The terms
               -----------------
of that agreement are set forth in the 1998 Oral License Agreement, and the license supplement attached hereto as Appendix 1.

     (b)  An option (the "Oral HGH Option") to an exclusive license in the
                          ---------------
Territory to make and use the Emisphere Technology to develop products (the "Oral HGH Products") to deliver Lilly's HGH by the Oral Route. The terms of that
 -----------------
agreement are set forth in the 1998 Oral HGH License Agreement, and the license supplement attached hereto as Appendix 3.

     (c) The work done under this Agreement is related to the Research and Development Programs called for in Clause 5 of the agreements set forth in Sections 2.1 (a) and (b). The terms in these Oral HGH and PTH License Agreements shall supersede any terms of this Agreement that are in conflict therewith, except as noted in Appendix 3.

2.2  Unexercised Options. As of the Effective Date of this Agreement, Lilly has
     -------------------
the following unexercised options remaining (the "Unexercised Options"):
                                                              -------

     (a)  An option for each Non-Oral Route (each such option, a "Non-Oral PTH
                                                                  ------------
Option") to an exclusive license in the Territory to make and use the Emisphere
------
Technology to develop products (the "Non-Oral PTH Products") to deliver PTH by
                                     ---------------------
such Non-Oral Route (the Non-Oral Route to be specified for each license). The terms of the license shall be the same as those of the 1998 Oral PTH License Agreement, provided that the license supplement attached hereto as Appendix 2 shall be used in lieu of Appendices 1 or 3.

     (b)  An option for each Non-Oral Route (each such option, a "Non-Oral HGH
                                                                  ------------
Option") to an exclusive license in the Territory to make and use the Emisphere
------
Technology to develop products (the "Non-Oral HGH Products") to deliver HGH by
                                     ---------------------
such Non-Oral Route (the Non-Oral Route to be specified for each license). The terms
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of the license shall be the same as those of the 1998 Oral HGH License
Agreement, provided that the license supplement attached hereto as Appendix 4 shall be used in lieu of Appendices 1 or 3.

2.3. The Exercise Price. Any payments due to Emisphere upon exercise of any of
     ------------------
the Unexercised Options shall be specified in the applicable license agreement according to the schedule included in the relevant Appendix.

2.4. Option Period. Each Non-Oral PTH Option shall continue for so long as the
     -------------
Oral PTH Product is being developed (the "PTH Option Period"). If Oral PTH is terminated, then each Non-Oral PTH option shall be extended for one additional year from such date of termination under the same terms. Furthermore, under such circumstances, Lilly shall have a right of first refusal for each Non-Oral Route for PTH for one year, commencing at the end of the Option Periods extended as described immediately above. Emisphere hereby covenants and agrees that during the PTH Option Period it shall not grant a license to make, use or sell the Emisphere Technology for the purpose of delivering PTH by Oral Route or Non-Oral Route to any person other than Lilly. Each Non-Oral HGH Option shall continue for so long as the Oral HGH Product is being developed (the "HGH Option Period"). If Oral HGH is terminated, then each Non-Oral HGH option shall be extended for one additional year from such date of termination, under the same terms. Furthermore, under such circumstances, Lilly shall have a right of first refusal for each Non-Oral Route for HGH for one year, commencing at the end of the Option Periods extended as described immediately above. Emisphere hereby covenants and agrees that during the HGH Option Period it shall not grant a license to make, use or sell the Emisphere Technology for the purpose of delivering HGH by Oral Route or Non-Oral Route to any person other than Lilly.

2.5. Exercising an Option. An Option shall be exercised by Lilly by delivery of
     --------------------
a written notice to Emisphere during the relevant Option Period and not less than three (3) business days prior to the date specified in such notice for the exercise of the Option (the "Exercise Date") stating the drug to be licensed and
                             -------------
the route of administration. Each of the parties hereto shall execute an agreement as required by 2.2 above relating to the Option that has been exercised within fifteen (15) days of exercise thereof.

2.6  Responsibilities of the parties during the PTH Option and HGH Option
     --------------------------------------------------------------------
Periods and subsequent Option Periods. During the PTH Option and HGH Option
-------------------------------------
Periods Emisphere and Lilly shall participate in activities governed by the PTH and HGH Work Plans with regard to this Section 2.6. For each subsequent Option Period, the parties' responsibilities shall be agreed upon in good faith negotiations and shall be analogous to those set forth above in this Section 2.6.
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                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

3.1  Due Incorporation. Each of the parties hereto hereby represents and
     -----------------
warrants to the other that it is duly incorporated under the laws of its state of incorporation and each has full corporate authority to enter into and to perform its obligations under this Agreement.

3.2  Due Authorization. Each of the parties hereto hereby represents and
     -----------------
warrants to the other that this Agreement has been fully authorized, executed and delivered by it and it has full legal right, power and authority to enter into and perform this Agreement, which constitutes a valid and binding agreement between the parties and that it does not conflict with or result in a breach of the terms of any agreement to which such party is a party.

3.3  Litigation. Each of the parties hereto hereby represents and warrants to
     ----------
the other that it is not engaged in any litigation or arbitration, or in any dispute or controversy reasonably likely to lead to litigation, arbitration or other proceeding, which would materially affect the validity of this Agreement or such party's ability to fulfill its respective obligations under this Agreement.

                                  ARTICLE  IV

                                 MISCELLANEOUS

4.1  Confidentiality. Each party hereto shall keep confidential (to itself and
     ---------------
its officers, directors, employees, agents and advisors), information received from the other party (including information belonging to the other party generated during work on the Programs) for a period of 10 years after expiration or earlier termination of this Agreement Such obligation of confidentiality shall not apply to any information to the extent that such information is:

     (a) independently developed by the receiving party as documented by prior written records outside the scope and not in violation of this Agreement;
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     (b)  in the public domain at the time of its receipt or thereafter becomes part of the public domain through no fault of the recipient;

     (c) received without an obligation of confidentiality from a third party having the right to disclose such information;

     (d) released from the restrictions of this Section 4.1 by the express written consent of the party who originally disclosed the information.

     (e) required by law, statute, rule or court order to be disclosed (the disclosing party shall, however, use reasonable efforts to obtain confidential treatment of any such disclosure, consult with the other party and permit the other party to participate in seeking an appropriate protective order); or

     (f) (A) (i) required to be disclosed by the provisions of the Securities Act of 1933, as amended, or (ii) the Securities Exchange Act of 1934, as amended, and applicable to a public offering of securities by Emisphere or (B) the managing underwriter of such a public offering reasonably deems it desirable for the success of such public offering to disclose in the offering documents any such confidential information.

Notwithstanding the provisions of Section 4.1 hereof, Emisphere and Lilly may, to the extent necessary, disclose and use confidential information received from the other party only for the purpose of carrying out their duties under this Agreement (i) to any Affiliate, sublicensee or subcontractor of either Emisphere or Lilly hereunder (if such sublicense or subcontractor is subject to provisions substantially similar to those set forth in this Section 4.1); (ii) to secure patent protection for an invention developed as a result of the Programs pursuant to the rights granted in Section 1.5, or (iii) to obtain institutional or government approval to clinically test or market any product subject to confidential treatment if possible. For purposes of this Agreement, Affiliate shall mean any corporation or business entity which Lilly or Emisphere, directly or indirectly, owns or controls, is under common ownership with, or which owns one of the parties to this Agreement. Ownership or control shall exist when an entity owns 50% or more of the capital or business assets of another entity; has the power to exercise 50% or more of the voting rights or to appoint 50% or more of the Board of Directors of another entity; or has the right to control the affairs of another entity, it being understood that the direct or indirect ownership of a lesser percentage of such shares shall not necessarily preclude the existence of control.

                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615

                                                                              14

4.2  Indemnity. Lilly shall indemnify, defend and hold harmless Emisphere, its
     ---------
affiliates, agents, directors, officers and employees from and against any loss, damage, action, proceeding, expense or liability (including attorney's fees and disbursements) ("Loss") arising from or in connection with the manufacture,
                 ----
distribution, offer for sale, importation, exportation, possession or use of any product prepared pursuant to the Programs, except for any Loss caused by Emisphere's gross negligence or intentional misconduct.

4.3  Public Disclosure. The parties hereto agree to disclose publicly through a
     -----------------
joint press release, upon signing this Agreement, the nature and scope of the Agreement. All press releases, scientific papers and all other public disclosures related to this Agreement shall be approved in advance by both parties, except for such disclosures permitted pursuant to Section 4.1 above, such approval not to be unreasonably withheld or delayed. Upon the occurrence of other significant events in the Programs, Emisphere and Lilly agree to make joint press releases. In all cases Lilly shall have the right to review portions of any SEC filings by Emisphere that relate directly to Lilly. In addition, Lilly agrees that, unless material events substantially alter the subject matter which must be covered, Lilly will make reference to this collaboration with Emisphere during its upcoming analysts meeting (currently scheduled to occur June 9, 2000) including allowing for disclosure of the compounds PTH and HGH. As appropriate, Lilly will also speak with members of the investment community on a mutually agreed upon basis in conjunction and alignment with Lilly's Investor Relations Group.

4.4  Standstill. Lilly hereby covenants and agrees that, except as provided
     ----------
below, from the Effective Date until the earlier of [* * *] it shall not acquire more than 19.9% of the outstanding shares of common stock of Emisphere or other securities of Emisphere the holders of which have the power to vote together with the common stock holders (collectively, "Voting Securities"). Emisphere
                                              -----------------
shall provide to Lilly standstill expiration dates for all other licenses to which Emisphere is (or during the term of this Agreement becomes) a party. Lilly and its Affiliates may acquire Voting Securities without regard to the foregoing limitation if any of the following events shall occur: (A) a tender or exchange offer is made by any person or "group" (as defined in the Securities and Exchange Act of 1934) (other than by Lilly or one of its Affiliates or any person acting in concert with Lilly or one of its Affiliates) to acquire Voting Securities in an amount which, together with Voting Securities already owned by such person or group, would represent more than 20% of the outstanding shares of Voting Securities, (B) it becomes publicly disclosed that more than 20% of the outstanding shares of Voting Securities are held subsequent to the date hereof by any person and its affiliates (other than Lilly or one of its Affiliates or any person acting in concert with Lilly or one of its Affiliates) or (C) the board of directors of Emisphere waives the limitation.

                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615

                                                                              15

4.5  Amendment. No amendment, waiver or consent to this Agreement shall be
     ---------
effective unless signed in writing by both parties hereto.

4.6  Assignment. Neither party may assign its rights or obligations under this
     ----------
Agreement without the prior written consent of the other party, except that a party hereto may, without such prior written consent, assign any of its rights or obligations to an Affiliate.

4.7  Entire Agreement. As of the Effective Date, this Agreement shall constitute
     ----------------
the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence and understandings between the parties with respect to the subject matter as of the Effective Date hereof, whether oral or in writing.

4.8  Governing Law. This agreement shall be governed by and construed in
     -------------
accordance with the laws of the state of New York without regard to the conflicts of laws principals thereof.

4.9  Notices. All notices and other communications pursuant to this Agreement
     -------
shall be in writing, shall be effective when received, and shall be deemed to have been received on the date of delivery if delivered personally; on the fourth business day after the business day of deposit with the United States Postal Service for delivery by first class mail, registered or certified, postage prepaid; or on the first business day after the business day of deposit with Federal Express or other similar courier for overnight delivery, freight prepaid; in each such case, addressed as follows (until any such address is changed by notice duly given):

                  To Lilly:         Eli Lilly and Company
                                    Lilly Corporate Center
                                    Indianapolis, IN 46285
                                    Attention: General Patent Counsel
                                    Telecopy:  (317) 277-1917

                  To Emisphere:     Emisphere Technologies, Inc.
                                    765 Old Sawmill River Road
                                    Tarrytown, NY 10591
                                    Attention: Lewis H. Bender
                                    Telecopy: (914) 347-2498

         with copy to:           Paul, Weiss, Rifkind, Wharton & Garrison

                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615

                                                                              16


                                 1285 Avenue of the Americas
                                 New York, NY 10019-6064
                                 Attention: Edwin S. Maynard
                                 Telecopy: (212) 757-3990

4.10  Counterparts. This Agreement may be executed in two or more counterparts,
      ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.11  Diligence. Each party will use diligent efforts to conduct the tasks
      ---------
assigned to it hereunder. Each party, further, agrees to conduct such tasks at least as diligently as the party conducts research and development for other projects of similar commercial potential and at similar stages of development. Neither party will be responsible for delays due to factors beyond its control.

4.12  No Agency. It is understood and agreed that Emisphere and Lilly each shall
      ---------
have the status of independent contractors under this Agreement and that nothing in this Agreement shall be construed as authorization for either party to act as agent for the other. Members of the Steering Committee who are employees of Emisphere shall be and shall remain employees of Emisphere and Lilly shall not incur any liability for any act or failure to act by such employees. Members of the Steering Committee who are employees of Lilly shall be and shall remain employees of Lilly and Emisphere shall not incur any liability for any act or failure to act by such employees.

4.13  Force Majeure. Each party hereto shall be relieved of its obligations
      -------------
hereunder to the extent that fulfillment of such obligations shall be prevented by acts beyond its reasonable control.

4.14  Titles. The titles of the Articles and Sections of this Agreement are for
      ------
general information and reference only, and this Agreement shall not be construed by reference to such titles.

4.15  Severability. Each party agrees that, should any provision of this
      ------------
Agreement be determined by a court of competent jurisdiction to violate or contravene any applicable law or policy, such provision will be severed or modified by the court to the extent necessary to comply with the applicable law or policy, and such modified provision and the remainder of the provisions hereof will continue in full force and effect.

4.16  Waiver. Failure by either party to enforce any rights under this Agreement
      ------
shall not be construed as a waiver of such rights nor shall a waiver by either party in

                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615

                                                                              17

one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

4.17   No Strict Construction. This Agreement has been prepared jointly and
       ----------------------
shall not be strictly construed against either party.

4.18   Dispute Resolution. Any dispute regarding this Agreement or the
       ------------------
enforcement of a Party's rights or obligations hereunder shall be submitted in the first instance to the Chief Executive Officer of Emisphere and the Vice President, Research, Technology and Product Development of Lilly. If the dispute cannot be resolved by the designated individuals within thirty (30) days after such submission, then the matter may be referred to mediation under the mediation rules of the American Arbitration Association, or to any other mutually agreeable dispute resolution as agreed by the Parties. If either Party elects not to participate in such mediation, the Parties may then resort to litigation.

                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615

                                                                              18

4.19  Audits. Not more than once in each calendar year, Emisphere shall permit
      ------
Lilly or its duly authorized representative on reasonable notice and at reasonable times during normal business hours to have access to inspect and audit the accounts and records of Emisphere with respect to the costs and hours worked by Emisphere on the Program and to the accuracy of the reports on same provided by Emisphere. Any such inspection of Emisphere's records shall be at the expense of Lilly, except that if any such inspection reveals that Emisphere has overcharged Lilly by more than 5% in any quarter during this Agreement, then the expense of such inspection shall be borne solely by Emisphere.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first above written.

                                           EMISPHERE TECHNOLOGIES, INC.


                                           By: ___________________________
                                               Lewis H. Bender
                                               Senior Vice President
                                               Executive Officer

                                           ELI LILLY AND COMPANY


                                           By: ___________________________
                                               Richard DiMarchi
                                               Vice President,
                                               Research Technology and Product
                                               Development


                                           By: ___________________________
                                               Mitch Daniels
                                               Senior Vice President,
                                               Corporate Strategy

                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615

                                                                              19

                                   EXHIBIT A
                                   ---------

                                 PTH Work Plan
                                 -------------

Overall initial objectives of program: The Work Plan will be [* * *] and attached hereto.

                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615

                                                                              20

                                   Exhibit B
                                   ---------

      Countries in Which Relevant Emisphere Technology Shall Be Patented
      ------------------------------------------------------------------

[* * *].

                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615

                                                                              21

                                   EXHIBIT C
                                   ---------

                                 HGH Work Plan
                                 -------------

Overall initial objectives of program:

[* * *].

                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615

                                                                              22

                                  Appendix 1
                                  ----------

                    LICENSE SUPPLEMENT FOR ORAL PTH OPTION


1.   Success milestones (the "Oral PTH Milestones") will be paid according to
                              -------------------
the following:

[* * *]

[* * *]

[* * *]

[* * *]

[* * *]

[* * *]

[* * *]

[* * *].

2.   Royalties. Royalties will be based on annual net sales of Oral PTH Products
     ---------
and will be calculated according to the following schedule (the "Oral PTH Products Royalty Rate Schedule"). [* * *].


[* * *].

                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615

                                                                              23

                                  Appendix 2

                  LICENSE SUPPLEMENT FOR NON-ORAL PTH OPTIONS

1. Success milestones for each Non-Oral PTH Product licensed by Lilly (the "Non-Oral PTH Milestones") will be paid according to the following:
 -----------------------

[* * *]

[* * *]

[* * *]

[* * *]

[* * *]

[* * *]

[* * *].

2.   Royalties. Should Lilly be required to license technology from a third
     ---------
party to develop a Non-Oral PTH Product, then the Non-Oral PTH Products Royalty Rate Schedule (as defined below) for those Non-Oral PTH Products requiring third party technology shall be subject to further negotiation; provided, that the
                                                          --------
terms of the Non-Oral PTH Products Royalty Rate Schedule should [* * *].

[* * *]

[* * *]

[* * *]

[* * *]

[* * *]

[* * *].

                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615

                                                                              24

3.   Rights of First Refusal - Non-Oral PTH. Should Lilly, during the PTH Option
     --------------------------------------
Period, not enter into a License Agreement for the Oral PTH Product, but enter into a License Agreement for PTH for one (1) Non-Oral Route, then Emisphere shall grant Lilly a right of first refusal for PTH for all other Non-Oral Routes under terms identical to Sections 3.2 and 3.3 of this Option Agreement. Such right shall expire one year from the expiration of the PTH Option. Should Lilly, during the PTH Option Period, enter into a License Agreement for a second Non-Oral Route for PTH, then upon entering into the License Agreement for the second Non-Oral PTH Product, Lilly shall have exclusive use of the Emisphere Technology and Emisphere Program Technology (as defined in the License Agreement) for all Non-Oral PTH Product for so long as Lilly is diligently developing any Non-Oral PTH Products. For all Non-Oral PTH Products licensed, the total amount paid by Lilly for any particular Milestone shall not exceed the amount defined for such Milestone in Appendix 1.

                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615

                                                                              25
                                  Appendix 3
                                  ----------

                    LICENSE SUPPLEMENT FOR ORAL HGH OPTION

1.   Success milestones (the "Oral HGH Milestones") will be paid according to
                              -------------------
the following:


[* * *]

[* * *]

[* * *]

[* * *]

[* * *]

[* * *].


2.   Royalties. Royalties will be based on annual net sales of Oral HGH Products
     ---------
and will be calculated according to the following schedule [* * *].


[* * *]

[* * *]

[* * *]

[* * *].

                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615

                                                                              26



----------------------------------------------------------------------------------------------------
Sales Period          Date by which          Payment              Payment               Payment
                      payment must           Component 1          Component 2*          Component
                      be received                                                       3**
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

[* * *]

[* * *]

[* * *].

                                                    Confidentiality Requested by
                                                      Empire Technologies, Inc.,
                                                              SEC File No. 10615

                                                                              27

Appendix 4

                  LICENSE SUPPLEMENT FOR NON-ORAL HGH OPTIONS

1.   Success milestones for each Non-Oral HGH Option exercised (the "Non-Oral
                                                                     --------
HGH Milestones") will be paid according to the following:
--------------

[* * *]

[* * *]

[* * *]

[* * *]

[* * *]

[* * *]

[* * *]

[* * *].

2.   Royalties. Should Lilly be required to license technology from a third
     ---------
party to develop a Non-Oral HGH Product, then the Non-Oral HGH Products Royalty Rate Schedule (as defined below) for those Non-Oral HGH Products requiring third party technology shall be subject to further negotiation; provided, that the
                                                          --------
terms of the Non-Oral HGH Products Royalty Rate Schedule should [* * *].

Royalties will be based on annual net sales of Non-Oral HGH Products and will be calculated according to the following schedule [* * *].
[* * *].